UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 6, 2012

O’Donnell Strategic Industrial REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-170173	27-3648243
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 San Joaquin Plaza, Suite 160

Newport Beach, California 92660

(Address of principal executive offices)

(949) 718-9898

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

On July 6, 2012, the Company held its 2012 annual meeting of stockholders pursuant to written consent. Pursuant to unanimous written consent, the stockholders approved the following:

To elect seven directors to the board of directors of the Company to hold office until the next annual meeting of stockholders and until such person’s successor is duly elected and qualifies. Each of the seven nominees for director was elected, and the voting results are set forth below:

Name of Director	For	Against	Withheld

Douglas D. O’Donnell	34,222	0	—
John D. O’Donnell	34,222	0	—
Arthur J. Hill	34,222	0	—
John R. Houten	34,222	0	—
Aria Mehrabi	34,222	0	—
Gary A. Pickett	34,222	0	—
John L. Privett	34,222	0	—

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O’Donnell Strategic Industrial REIT, Inc.

Dated: July 9, 2012	By:	/s/ Christopher S. Cameron
Name: Christopher S. Cameron
Title: Chief Financial Officer, Treasurer and Secretary